EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     In connection with the Amended Quarterly Report of The Art Boutique, Inc. (the "Company") on Form 10-QSB/A for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tsang Ping Lam, President, Chief Executive Officer and Acting Chief Financial Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.


        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  November 13, 2007

                                         /s/ Tsang  Ping Lam
                                         --------------------------------
                                         Tsang  Ping Lam, President,
                                         Chief Executive Officer and
                                         Acting Chief Financial Officer